                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement   / / Confidential, for Use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                LeaRonal, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               [LEARONAL LOGO]

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                      OF

                                LEARONAL, INC.
                              272 BUFFALO AVENUE
                           FREEPORT, NEW YORK 11520

                       ---------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of LeaRonal, Inc. (the "Corporation") will be held at the Garden City Hotel, 45 Seventh Street, Garden City, New York 11530, on Tuesday, July 16, 1996 at 10:00 A.M. (Eastern Daylight Savings Time), for the following purposes:

          (1) To elect nine directors to serve in accordance with the By-Laws of the Corporation until the next Annual Meeting of Stockholders, and until their successors are elected and qualified;

          (2) To consider and vote upon a proposal to adopt the Corporation's 1996 Long-Term Incentive Plan;

          (3) To ratify the appointment of Ernst & Young as auditors of the Corporation for the current fiscal year; and

          (4) To transact such other business as may properly come before the meeting and any adjournments thereof.

     Stockholders of record at the close of business on June 7, 1996 shall be entitled to notice of and to vote at the meeting. The transfer books will not be closed.

                                          By Order of the Board of Directors

                                                              DONALD THOMSON,
                                                                   Secretary

Dated:  Freeport, New York
        June 14, 1996
- --------------------------------------------------------------------------------

     YOUR VOTE IS IMPORTANT. If you cannot attend the meeting, you are urged to complete, date, sign and return the enclosed proxy at your earliest convenience. A postpaid return envelope is enclosed for this purpose.

                                 LEARONAL, INC.

                               272 BUFFALO AVENUE

                            FREEPORT, NEW YORK 11520

                          ---------------------------

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 16, 1996

                          ---------------------------

     This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of LeaRonal, Inc. (the "Corporation") for the 1996 Annual Meeting of Stockholders to be held on July 16, 1996, and at any adjournments thereof. If a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted as instructed in the proxy. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the Secretary of the Corporation, or by a stockholder's vote in person at the meeting. This Proxy Statement and the enclosed form of proxy is intended to be mailed on or about June 14, 1996.

     The purposes of the meeting are (1) to elect nine directors to serve in accordance with the By-Laws until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified; (2) to consider and vote upon a proposal to adopt the Corporation's 1996 Long-Term Incentive Plan; (3) to ratify the appointment of Ernst & Young as auditors of the Corporation for the current fiscal year; and (4) to transact such other business as may properly come before the meeting and any adjournments thereof.

     The cost of this solicitation will be paid by the Corporation. Such costs include preparation, printing and mailing of the Notice of Annual Meeting, Proxy Statement and the enclosed proxy. The solicitation will be conducted principally by mail, although directors, officers and regular employees of the Corporation and its subsidiaries may solicit proxies personally or by telephone or fax. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for proxy material to be sent to their principals and the Corporation will reimburse such entities and persons for their related expenses.

     The shares represented by all properly executed and returned proxies will be voted, if received in time for the meeting, in accordance with the instructions, if any, given thereon. Unless otherwise indicated, or if no instructions are given, with respect to any proposal, the shares represented by such proxies will be voted FOR such proposal. A proxy is revocable at any time prior to being voted.

     The Corporation had outstanding and entitled to vote on June 7, 1996, the record date for the meeting, 8,828,485 shares of Common Stock, which is its only voting security. Each share is entitled to one vote. The only individual stockholders known to the Corporation to own of record or beneficially more than 5% of the outstanding shares of Common Stock are Barnet D. Ostrow, Fred I. Nobel and Sol Berg. Information with respect to such ownership is set forth in the table under "Security Ownership of Directors and Executive Officers".

                             STOCKHOLDERS PROPOSALS

     If a stockholder intends to present a proposal at the Corporation's 1997 Annual Meeting, the proposal must be received by the Corporation by February 14, 1997, for inclusion in the Proxy Statement and form of proxy relating to that meeting.

                             ELECTION OF DIRECTORS

     There are nine nominees for election to the Board of Directors, all of which are presently serving in such capacity. The nominees, constituting the entire Board of Directors, are to be elected at the Annual Meeting for a term of one year, and until the election and qualification of their respective successors. If no contrary instructions are indicated, the proxies will be voted for the election of directors of the nominees named below. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. If any nominee shall be unable, for any reason, to accept nomination or election, it is the intention of the persons named in the enclosed form of proxy to vote the proxy for the nomination and election of such other person or persons as the Board of Directors may designate.

     Set forth below is the principal occupation, business experience and other affiliations during the last five years for each person nominated for reelection to the Board of Directors. All ages given are as of the record date.

BARNET D. OSTROW

     Mr. Ostrow, age 82, has served as a director of the Corporation since 1953. He is presently Chairman of the Board of Directors and formerly served as President and Chief Executive Officer of the Corporation.

FRED I. NOBEL

     Mr. Nobel, age 78, has served as a director of the Corporation since 1953. He is presently Vice Chairman of the Board of Directors and formerly served as Executive Vice President and Secretary of the Corporation.

RONALD F. OSTROW

     Mr. Ostrow, age 52, has served as a director of the Corporation since 1975. He is presently President and Chief Executive Officer of the Corporation. Mr. Ronald F. Ostrow is the son of Mr. Barnet D. Ostrow.

RICHARD KESSLER

     Mr. Kessler, age 57, has served as a director of the Corporation since 1987. He is presently Executive Vice President and Chief Operating Officer of the Corporation.

SOL BERG

     Mr. Berg, age 71, has served as a director of the Corporation since 1972. Mr. Berg is a private investor.

CARL N. GRAF

     Mr. Graf, age 69, has served as a director of the Corporation since 1992. He was the President and Chief Operating Officer of W.R. Grace & Co. from 1981 through January, 1987 and a member of the Board of Directors of Spire Corp. from 1987 through the present.

IRWIN LIEBER

     Mr. Lieber, age 57, has served as a director of the Corporation since 1980. He was the founder, and has been the Chief Investment Officer of GeoCapital Corp. from October 1979 to the present.

ARTHUR M. WINSTON

     Mr. Winston, age 52, has served as a director of the Corporation since 1980. He has served as an Investment Manager for Glickenhaus & Co. from April 1991 to the present, as Vice President, Goldman, Sachs & Co. from October 1989 to April 1991, and as General Partner, Glickenhaus & Co. from October 1988 to April 1989. Mr. Winston also serves on the Board of Directors of Hi-Shear Industries, Inc.

KENNETH L. STEIN

     Mr. Stein, age 58, has served as a director of the Corporation since 1987. Mr. Stein is a partner of Greenfield Stein & Senior, LLP, which serves as general counsel to the Corporation.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NOMINEE.

                      SECURITY OWNERSHIP OF DIRECTORS AND
                               EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the ownership of the Corporation's common stock as of June 7, 1996, the record date, by (i) each director, (ii) each of the six most highly compensated executive officers of the Corporation, and (iii) all directors and executive officers of the Corporation as a group. As of the record date, the directors and executive officers of the Corporation as a group (15 persons) beneficially owned 2,610,868 shares of common stock, or approximately 29.57% of the common stock outstanding and entitled to vote at the Annual Meeting, not including an aggregate of 41,250 shares of common stock that such persons may acquire pursuant to options exercisable within 60 days of the record date.

                                                                 SHARES OF COMMON STOCK
                                                                 -----------------------
                                                                  BENEFICIALLY OWNED(1)
                                                                 -----------------------
                        BENEFICIAL OWNER                           NUMBER        PERCENT
    ---------------------------------------------------------    ----------      -------
    Barnet D. Ostrow(2)(3)(4)................................       825,122        9.35
    Fred I. Nobel(3)(5)......................................       943,272       10.68
    Ronald F. Ostrow(2)(6)...................................       249,597        2.83
    Richard Kessler(7).......................................        42,867          *
    Donald Thomson(8)........................................        28,151          *
    David L. Rosenthal(9)....................................         9,914          *
    David Schram(10).........................................         4,483          *
    James Martin(11).........................................         2,908          *
    Carl Fiore(12)...........................................           825          *
    Michael Toben(13)........................................           188          *
    Sol Berg(3)(5)...........................................       496,346        5.62
    Carl N. Graf(14).........................................           500          *
    Irwin Lieber(15).........................................           390          *
    Arthur M. Winston(16)....................................         4,680          *
    Kenneth L. Stein(17).....................................         1,625          *
    All present directors and officers as a group
      (15 persons)...........................................     2,610,868       29.57

- ---------------
* less than 1%

 (1) This table is based upon information supplied by directors and executive officers. All directors and officers have the sole investment and voting power over their respective shares, except as otherwise indicated.

 (2) Ronald F. Ostrow is the son of Barnet D. Ostrow. No other family relationships exist between or among any of the directors and officers.

 (3) The indicated individuals may be deemed to be "controlled persons" of the Corporation by reason of share ownership. The address of Messrs. Barnet D. Ostrow and Fred I. Nobel is c/o LeaRonal, Inc., 272 Buffalo Avenue, Freeport, New York 11520 and the address of Mr. Sol Berg is 515 Madison Avenue, 38th Floor, New York, New York 10022.

 (4) Includes 3,600 shares beneficially owned by Barnet D. Ostrow and his wife as partners of Ostrow Properties Limited Partnership #1 and Ostrow Properties Limited Partnership #2.

 (5) Fred I. Nobel and Sol Berg are co-trustees of trusts for the benefit of Mr. Berg's children which hold an aggregate of 10,413 shares. As co-trustees of such trusts, Fred I. Nobel and Sol Berg have shared voting and investment power with respect to such shares, but have no beneficial interest therein. Such shares are not listed as being owned by Messrs. Nobel and Berg. In addition, Mr. Nobel disclaims beneficial ownership of 9,375 shares owned by his wife.

 (6) Includes (i) 175,781 shares held in trust for the benefit of Ronald F. Ostrow, as to which Kenneth L. Stein and Ronald F. Ostrow are trustees and share voting and investment power (as to which Mr. Stein has no beneficial interest), (ii) 58,200 shares beneficially owned by Ronald F. Ostrow as a limited partner of Ostrow Properties Limited Partnership #1, and (iii) 234 shares owned by Batsheva Ostrow, his wife; does not include (i) 83,103 shares owned by Ronald F. Ostrow's children and (ii) 5,156 shares that may be acquired within 60 days by exercise of stock options.

 (7) Does not include (i) an aggregate of 3,786 shares owned by Mr. Kessler's children in which Mr. Kessler disclaims beneficial ownership, and (ii) 7,250 shares that may be acquired within 60 days by exercise of stock options.

 (8) Does not include 4,531 shares that may be acquired within 60 days by exercise of stock options.

 (9) Does not include 8,625 shares that may be acquired within 60 days by exercise of stock options.

(10) Does not include 4,219 shares that may be acquired within 60 days by exercise of stock options.

(11) Does not include 3,969 shares that may be acquired within 60 days by exercise of stock options.

(12) Does not include 500 shares that may be acquired within sixty (60) days by exercise of stock options.

(13) Does not include 750 shares that may be acquired within sixty (60) days by exercise of stock options.

(14) Does not include 1,250 shares that may be acquired within 60 days by exercise of stock options.

(15) Does not include 2,500 shares that may be acquired within 60 days by exercise of stock options.

(16) Glickenhaus & Co. is an investment management company. Includes an aggregate of 2,601 shares held for Mr. Winston's children, of which Mr. Winston is custodian. Does not include 2,500 shares that may be acquired within 60 days by exercise of stock options.

(17) Includes 1,000 shares held by Vanguard Discount Brokerage Services for Mr. Stein's benefit under his firm's retirement plan.

OTHER SECURITY OWNERSHIP

     To the best knowledge of the Corporation, at May 31, 1996 (in addition to those directors specified above) the following persons beneficially owned (as that term is defined by the Securities and Exchange Commission) more than 5% of the common stock outstanding and entitled to vote at the Annual Meeting:

                                                                            SHARES OF COMMON
                                                                                  STOCK
                                                                              BENEFICIALLY
                                                                                OWNED(1)
                                                                            -----------------
                   NAME AND ADDRESS OF BENEFICIAL OWNER                     NUMBER    PERCENT
- --------------------------------------------------------------------------  -------   -------
SoGen International Fund, Inc.(2).........................................  516,000     5.84
  Societe Generale Asset Management Corp.
  1221 Avenue of the Americas
  New York, N.Y. 10020

- ---------------
(1) Based on Schedules 13G filed with the Securities and Exchange Commission by such beneficial owners and additional information received from each as of May 31, 1996.

(2) SoGen International Fund, Inc. (the "Fund") is an investment company registered under Section 8 of the Investment Company Act of 1940, as amended, and Societe Generale Asset Management Corp. (the "Advisor") is an investment advisor registered under Section 203 of the Investment Advisor Act of 1940, as amended. The Fund owns beneficially the shares, however the Advisor, by virtue of its powers under its investment advisory contract with the Fund, may be deemed to be a beneficial owner of such shares.

MEETINGS OF THE BOARD OF DIRECTORS AND ATTENDANCE

     During the fiscal year ended February 29, 1996, the Board of Directors held four meetings. Each director attended at least 75 percent of these meetings, as well as the meetings of the Committees of which he was a member.

DIRECTORS' COMPENSATION AND CONSULTING ARRANGEMENTS

     Non-employee directors, except Mr. Stein, received annual fees of $11,000 each, paid in equal quarterly installments. Directors receive no additional compensation for participation on committees of the Board. Mr. Stein is a partner of Greenfield Stein & Senior, LLP, which serves as general counsel to the Corporation. Directors who are employees of the Corporation receive no fees for attending Board or committee meetings.

     Messrs. Barnet D. Ostrow and Fred I. Nobel have consulting agreements with the Corporation pursuant to which they earned fees of $135,000 and $130,000 respectively, in the Corporation's last fiscal year. Additionally, they are provided with medical insurance. The current term of each agreement ends February 28, 1997 and may be renewed for successive additional periods of one year each.

     Non-employee directors are eligible to participate in the 1990 Nonqualified Stock Option Plan. During the Corporation's last fiscal year, no options were granted to non-employee directors.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Audit Committee consists of Messrs. Lieber and Winston. The Committee meets annually to review the auditor's reports to the Board of Directors, financial statements and internal accounting controls. It also monitors the independence and fees of the independent auditors and recommends further appointments thereof.

     The Executive Compensation Committee consists of Messrs. Berg, Lieber and Graf. The Committee recommends compensation for officers of the Corporation and administers the 1996 Long-Term Incentive Plan. The Committee met twice during the fiscal year.

     The Stock Option Committee is composed of Messrs. Lieber and Winston, who are independent non-employee directors, and Ronald F. Ostrow, the Corporation's chief executive officer.

     The Corporation does not have a standing nominating committee. However, Messrs. Berg, Nobel and Barnet D. Ostrow recommend new directors and changes in the composition of the Board of Directors.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

     The Corporation's Board of Directors approves all compensation of the Corporation's officers, including the chief executive officer, based on the recommendations of the Compensation Committee, except that all grants of stock options under the Corporation's stock incentive plan are approved solely by the Stock Option Committee. The Compensation Committee is composed exclusively of independent, non-employee directors who are not eligible to participate in any executive compensation program, except the 1990 Nonqualified Stock Option Plan previously approved by the stockholders of the Corporation.

     The Corporation's compensation program is intended to enable the Corporation to compete effectively with other firms in attracting, retaining and motivating executives of the caliber needed for the future success of the Corporation's business. This program contains three components: (i) contractually based compensation; (ii) annual incentive compensation; and (iii) longer-term incentives in the form of nonqualified stock options and contributions to the 401(k) Employees Savings Plan. The annual incentive compensation and nonqualified stock options are primarily dependent on the Corporation's earnings and profitability as well as the returns realized by the Corporation's stockholders.

  A.  Base Compensation

     An officer's base compensation is contractually determined, subject to increases based on a number of factors including, but not limited to: (i) an assessment of performance over time; (ii) competence; and (iii) potential. Adjustments to each officer's base compensation are made annually in connection with annual performance reviews.

  B.  Annual Incentive Compensation -- Bonus

     The Corporation's annual incentive compensation program provides for the payment of bonuses to the officers and certain other employees on an individual basis. Such awards are based upon the Corporation's overall earnings growth, a comparison of the Corporation's earnings in the last fiscal year with those of the immediately preceding fiscal year, as well as individual performance. The intent is to motivate and reward performance.

     A specified bonus for each officer is first approved by the Compensation Committee and then submitted for approval to the Board of Directors. In contrast, the total available bonus pool for other employees is approved by the Compensation Committee and the Board of Directors and distributed at the discretion of the Corporation's President in consultation with the other officers.

  C.  Longer-Term Incentives -- Nonqualified Stock Options/401K Plan

     These incentives are designed to coordinate the longer-term interests of the Corporation and its stockholders with those of the Corporation's key employees, officers and directors. The Stock Option Committee meets periodically to grant nonqualified stock options to key employ-ees, officers and directors pursuant to the 1990 Nonqualified Stock Option Plan. The plan is intended to provide such individuals with additional incentive to advance the interests of the Corporation as stock options only produce value to such individuals if the price of the Corporation's common stock appreciates.

  D.  Chief Executive Officer Compensation

     Mr. Ronald F. Ostrow's compensation results from his participation in the same compensation program as the other executives of the Corporation. The bonus paid to Mr. Ostrow for the fiscal year ended February 29, 1996 was greater than the amount paid for the prior fiscal year, reflecting the improved performance of the Corporation in that year.

                                          Executive Compensation Committee
                                          Sol Berg
                                          Irwin Lieber
                                          Carl Graf

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the compensation of the Corporation's Chief Executive Officer and the other five highest paid officers, as well as the total compensation paid to each for the Corporation's most recent three fiscal years:

                                 LEARONAL, INC.
                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM COMPENSATION
                                                                            -----------------------
                                               ANNUAL COMPENSATION                  AWARDS
                                        ---------------------------------   -----------------------
       NAME AND                                              OTHER ANNUAL               ALL OTHER
      PRINCIPAL            YEAR          SALARY     BONUS    COMPENSATION   OPTIONS    COMPENSATION
       POSITION            ENDED          ($)        ($)         ($)          (#)         ($)(7)
- ---------------------- -------------    --------   --------  ------------   -------    ------------
Ronald F. Ostrow...... February 1996     385,000    100,000     142,446(1)       0             0
  President and        February 1995     342,004     80,000                  5,000             0
  Chief                February 1994     290,318     65,000      67,387(2)       0             0
  Executive Officer
Richard Kessler....... February 1996     264,000     70,000      57,461(3)       0             0
  Executive Vice       February 1995     236,500     56,000                  9,000         5,309
  President and        February 1994     202,364     45,000                      0         4,717
  Chief Operating
  Officer
Donald Thomson........ February 1996     170,500     47,500      34,134(4)       0         5,022
  Vice President-      February 1995     148,720     38,000      26,237(5)   5,000         5,309
  Technology           February 1994     129,358     30,000                      0         3,067
  and Secretary
David L. Rosenthal.... February 1996     198,000     50,000      25,536(6)       0         5,022
  Vice President-      February 1995     176,000     40,000                  8,000         5,309
  Finance              February 1994     146,867     31,000                      0         3,414
  and Treasurer
James Martin.......... February 1996     145,200     20,000                      0         5,022
  Vice President       February 1995     129,250     16,000                  5,000         4,915
                       February 1994     112,484     13,000                      0         2,432
David Schram.......... February 1996     154,000     22,500                      0         5,022
  Vice President       February 1995     132,000     18,000                  5,000         5,045
                       February 1994     114,400     13,000                      0         2,468

- ---------------
(1) Includes $121,250, representing the difference between the price paid on exercise of common stock options and the market price on the date of exercise. The only Other Annual Compensation for each of the remaining named officers was in the form of perquisites and was less than the level required for reporting purposes.

(2) Mr. Ronald F. Ostrow exercised stock options in December, 1993, from which he realized benefits of $40,625, representing the difference between the price paid for such common stock and the net proceeds of sales.

(3) Includes $44,438, representing the difference between the price paid on exercise of common stock options and the market price on the date of exercise.

(4) Includes $27,188, representing the difference between the price paid on exercise of common stock options and the market price on the date of exercise.

(5) Includes $19,219, representing the difference between the price paid on exercise of common stock options and the market price on the date of exercise.

(6) Includes $20,438, representing the difference between the price paid on exercise of common stock options and the market price on the date of exercise.

(7) Consists of contributions by the Corporation to a 401(k) Employees Savings Plan equal to 50% of the first 4% of the employee's contribution and a pro rated share of any discretionary contributions made by the Corporation.

OPTION GRANTS DURING LAST FISCAL YEAR

     There were no options granted during the last fiscal year.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning stock options exercised in the fiscal year ended February 29, 1996, including the "value realized" upon exercise (the difference between the exercise price of the shares acquired and the market value at the date of exercise), and the value of the unexercised "in-the-money" options held at February 29, 1996 (the difference between the exercise price of all such options held and the market value of the shares covered by such options at February 29, 1996).

   AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTIONS

                                                                                         VALUE OF
                                                                                       UNEXERCISED
                                                                        NUMBER OF      IN-THE-MONEY
                                        SHARES ACQUIRED     VALUE      UNEXERCISED       OPTIONS
                                          ON EXERCISE      REALIZED      OPTIONS        AT FY-END
                 NAME                         (#)            ($)       AT FY-END($)        ($)
- --------------------------------------  ---------------    --------    ------------    ------------
Ronald F. Ostrow (1)..................       8,750          121,250       51,875          698,828
Richard Kessler (2)...................       4,500           44,438       53,875          766,547
Donald Thomson........................       1,875           27,198       21,875          292,891
David L. Rosenthal....................       1,500           20,438       39,000          539,913
James Martin..........................           0                0       15,875          212,734
David Schram..........................           0                0       16,875          230,234

- ---------------

(1) On April 17, 1996, Mr. Ostrow exercised stock options on 5,000 shares at $13.875 per share which resulted in a gain of $65,625, representing the difference between the price paid for such common stock and the market price on the date of exercise.

(2) On May 1, 1996, Mr. Kessler exercised stock options on 5,000 shares at $9.25 per share and on 2,344 shares at $10.625 per share which resulted in gains of $83,750 and $36,039, respectively, representing the difference between the price paid for such common stock and the market price on the date of exercise.

PENSION ARRANGEMENTS

     On May 11, 1990, the Board of Directors of the Corporation ratified the adoption of a 401(k) Employees Savings Plan (the "401(k) Plan"). The 401(k) Plan is a Corporation-sponsored savings plan. The purpose of the 401(k) Plan is to enable employees of the Corporation to accumulate savings on a tax-deferred basis. All employees of the Corporation are eligible to participate in the 401(k) Plan, provided they are 21 years of age and have completed one (1) year of service. Under the 401(k) Plan, eligible employees may contribute from 1% to 15% of their gross taxable income and the Corporation presently makes a matching contribution equal to 50% of the first 4% of the employees' contribution.

EMPLOYMENT AGREEMENTS

     The Corporation has employment agreements with each of its officers, the terms of which presently expire on February 28, 1998, subject to earlier termination in specified circumstances. Each agreement provides for the payment of a specified minimum salary and other benefits to the extent provided by the Corporation to all of its officers. The agreements also provide for automatic renewals for additional periods of three years unless either party gives written notice of termination six month prior to the expiration of any term.

PERFORMANCE COMPARISON

     The graph and table on the following page compare the cumulative total stockholder return on the Corporation's common stock from February 28, 1991 through February 29, 1996 (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the Corporation's share price at the end and the beginning of the period; by (ii) the share price at the beginning of the period) with the Standard & Poors Specialty Chemicals Index and the Russell 2000, using data supplied by Star Services, Inc. The graph and table assume an investment of $100 in the Corporation's common stock and each index on February 28, 1991, as well as the reinvestment of dividends. The stock price performance on the graph and table below is not necessarily indicative nor is it intended to forecast the future performance of the Corporation's common stock.

                                                                     S & P
      Measurement Period                                           CHEMICALS
    (Fiscal Year Covered)        LeaRonal Inc.   RUSSELL 2000      (SPCLTY)
2/91                                       100             100             100
2/92                                       127             134             124
2/93                                       133             145             136
2/94                                       130             175             161
2/95                                       175             175             142
2/96                                       240             221             188

PROPOSAL TO ADOPT 1996 LONG-TERM INCENTIVE PLAN

     On January 12, 1996, the Board of Directors of the Corporation adopted, subject to stockholder approval, the 1996 Long-Term Incentive Plan for key employees of the Corporation (the "1996 Incentive Plan" or "Plan"). A copy of the 1996 Incentive Plan is included herein as Exhibit A.

     Purpose

     The purpose of the 1996 Incentive Plan is to enable key employees of the Corporation to: (i) own shares of stock in the Corporation, (ii) participate in the shareholder value which has been created, (iii) have a mutuality of interest with other shareholders and (iv) enable the Corporation to attract, retain and motivate key employees of particular merit.

     Administration

     The 1996 Incentive Plan shall be administered by a committee which has been appointed by the Board of Directors and the members of which shall serve at the pleasure of the Board. The Board has designated its existing Executive Compensation Committee (the "Committee") to administer the Plan. The Committee shall have the authority to grant to eligible employees, pursuant to the terms of the Plan: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, and/or (iv) long term performance awards. The Committee also shall have the authority to determine the terms and conditions of any award granted thereunder, including, but not limited to: the number of shares to be covered by each such award, the share price and any restriction or limitation or any vesting acceleration or forfeiture waiver regarding any stock option or other award, based on such factors as the Committee shall determine in its sole discretion.

     Stock Subject to the 1996 Incentive Plan

     The stock to be subject or related to awards under the 1996 Incentive Plan shall be shares of the Corporation's stock and may be either authorized and unissued or held in the treasury of the Corporation. The maximum number of shares of stock authorized with respect to the grant of awards under the 1996 Incentive Plan, subject to adjustment as hereinafter provided, shall be 800,000 shares of stock. Notwithstanding the foregoing, no individual shall receive over the term of the 1996 Incentive Plan, more than an aggregate of 30% of the shares authorized for grant under such Plan. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the 1996 Incentive Plan, in the number and option price of shares subject to outstanding options granted under the Plan and in the number and price of shares subject to other awards made under the Plan as may be determined to be appropriate by the Committee in its sole discretion.

     Eligibility

     Officers and other employees of the Corporation and/or its subsidiaries (but excluding members of the Committee and any person who serves only as a Director) are eligible to be granted awards under the 1996 Incentive Plan.

     Stock Options

     Stock Options granted under the 1996 Incentive Plan may be either Incentive Stock Options or Non-Qualified Stock Options. The option price per share of stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the fair market value of the stock at the time of grant. However, any Incentive Stock

Option granted to any participant who, at the time the option is granted owns, in accordance with Section 424(d) of the Internal Revenue Code (the "Code"), more than 10% of the voting power of all classes of stock of the Corporation, or of a parent or subsidiary corporation, must have an option price of not less than 110% of fair market value of the stock at the time of grant. The term of each Stock Option shall be fixed by the Committee but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.

     Stock Appreciation Rights

     Stock Appreciation Rights may be granted in conjunction with all or part of any stock option granted under the 1996 Incentive Plan. A Stock Appreciation Right or applicable portion thereof granted with respect to a given stock option shall terminate and no longer be exercisable upon the termination or exercise of the related stock option.

     Restricted Stock

     Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the 1996 Incentive Plan. The Committee shall determine the officers and key employees of the Corporation and its subsidiaries and affiliates to whom, and the time or times at which, grants of restricted stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of restricted stock, the time or times within which such awards may be subject to forfeiture and all other conditions of the awards.

     Long Term Performance Awards

     Long Term Performance Awards may be awarded either alone or in addition to other awards granted under the 1996 Incentive Plan. The Committee shall determine the nature, length and starting date of the performance period for each Long Term Performance Award, which shall be at least two years, and shall determine the performance objectives to be used in valuing Long Term Performance Awards and determining the extent to which such Long Term Performance Awards have been earned. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such corporation, business unit and/or individual performance factors and criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity.

     Amendments and Termination

     The Board of Directors may amend, alter or discontinue the 1996 Incentive Plan at any time and from time to time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a participant with respect to a Stock Option, Stock Appreciation Right, Restricted Stock, or Long Term Performance Award which has been granted under the Plan, without the participant's consent, or which, without the approval of the Corporation's stockholders, would:

          (a) except as expressly provided in the Plan, materially increase the total number of shares reserved for the purpose of the Plan;

          (b) decrease the option price of any Stock Option to less than 100% of the fair market value on the date of grant;

          (c) change the employees or class of employees eligible to participate in the Plan; or

          (d) extend the maximum option period under the Plan.

     Unfunded Status of Plan

     The 1996 Incentive Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant by the Corporation, nothing contained in the Plan shall give any participant any rights that are greater than those of a general creditor of the Corporation.

     Effective Date and Term of Plan

     The 1996 Incentive Plan shall be effective on the date it is approved by a vote of the holders of a majority of the total outstanding stock. No Stock Option, Stock Appreciation Right, Restricted Stock or Long Term Performance Award shall be granted pursuant to the 1996 Incentive Plan on or after the tenth anniversary of the date of stockholder approval, but awards granted prior to such tenth anniversary may extend beyond that date.

     Options Granted

     The following Non-Qualified Stock Options have been granted to certain key employees of the Corporation, subject to approval of the 1996 Incentive Plan by the holders of a majority of the shares of the Corporation's common stock:

                                  OFFICER                            NUMBER OF OPTIONS
        -----------------------------------------------------------  -----------------
        Ronald F. Ostrow...........................................       150,000
        Richard Kessler............................................       100,000
        Donald Thomson.............................................        50,000
        David L. Rosenthal.........................................        75,000
        James Martin...............................................        35,000
        David Schram...............................................        35,000
        Michael Toben..............................................        15,000
        Carl Fiore.................................................        15,000
                                                                          -------
          Total....................................................       475,000

These Stock Options were granted by the Committee on April 11, 1996, subject to shareholder approval of the Plan, at an option price per share equal to the fair market value of the stock as determined by the closing selling price on the New York Stock Exchange on the date of grant, which price was $24.50 per share.

     The 1996 Incentive Plan is effective, subject to the affirmative vote of the holders of a majority of the shares of the Corporation's common stock, present or represented, and entitled to vote at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO ADOPT THE 1996 LONG-TERM INCENTIVE PLAN.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     Subject to the approval of the stockholders at the Annual Meeting, the Board of Directors of the Corporation has engaged the firm of Ernst & Young to audit the books, records and accounts of the Corporation for the current fiscal year. Ernst & Young has acted in that capacity for several years. Representatives of Ernst & Young are expected to be present at the Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                 OTHER MATTERS

     The Corporation has no knowledge of any other matters to be presented at the meeting. If, however, other matters are presented at the meeting, it is the intention of the persons named in the enclosed proxy to act in their discretion on such other matters as may properly come before the meeting and any adjournments thereof.

     The Annual Report to Stockholders for the fiscal year ended February 29, 1996 was mailed on or about May 30, 1996 to all stockholders of record on May 26, 1996. Such Annual Report is not incorporated herein by reference and is not to be deemed part of this Proxy Statement.

                                          By Order of the Board of Directors

                                                                DONALD THOMSON,
                                                                Secretary

Dated: Freeport, New York
       June 14, 1996

                                                                       EXHIBIT A

                                 LEARONAL, INC.
                         1996 LONG-TERM INCENTIVE PLAN

SECTION 1.  PURPOSE; DEFINITIONS.

     The name of this plan is the LEARONAL 1996 Long-Term Incentive Plan (the "Plan"). The purpose of the Plan is to enable employees of LEARONAL, INC. (the "Corporation") to (i) own shares of stock in the Corporation, (ii) participate in the shareholder value which has been created, (iii) have a mutuality of interest with other shareholders and (iv) enable the Corporation to attract, retain and motivate key employees of particular merit.

     For the purposes of the Plan, the following terms shall be defined as set forth below:

     (a) "Board" means the Board of Directors of the Corporation.

     (b) "Cause" means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Corporation, as determined by the Corporation in its reasonable business judgment.

     (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (d) "Committee" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan, or any subcommittee of either; provided, that the Committee, and any sub-committee thereof, shall consist of two or more directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code.

     (e) "Corporation" means LEARONAL, INC., a corporation organized under the laws of the State of New York or any successor organization.

     (f) "Disability" means permanent and total disability as determined under the Corporation's long-term disability program.

     (g) "Early Retirement" means retirement, with consent of the Committee at the time of retirement, from active employment with the Corporation pursuant to the early retirement provisions of the pension plan of the Corporation.

     (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

     (i) "Fair Market Value" means, as of any given date, the closing selling price of the Stock on the New York Stock Exchange (consolidated trading), or if Stock is no longer traded on the New York Stock Exchange, then any successor exchange or market on which the Stock is traded (the Exchange), or, if no such sale occurs on the Exchange on such date, the fair market value of the Stock as determined by the Committee in good faith based on the best available facts and circumstances at the time.

     (j) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

     (k) "Insider" means a Participant who is subject to the requirements of the Rules (as defined below).

     (l) "Long-Term Performance Award" or "Long-Term Award" means an award made pursuant to Section 8 below that is payable in cash and/or Stock (including Restricted Stock) in accordance with the terms of the grant, based on Corporation, business unit and/or individual performance over a period of at least two years.

     (m) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (n) "Normal Retirement" means retirement from active employment with the Corporation and any Subsidiary or Affiliate pursuant to the normal retirement provisions of the pension plan of the Corporation.

     (o) "Parent" means any corporation that would constitute a parent corporation of the Corporation, as that term is defined in Section 424(e) of the Code.

     (p) "Participant" means an employee to whom an Award is granted pursuant to the Plan.

     (q) "Plan" means the LEARONAL 1996 Long-Term Incentive Plan, as hereinafter amended from time to time.

     (r) "Restricted Stock" means an award of shares of Stock that is subject to restrictions pursuant to Section 7 below.

     (s) "Retirement" means Normal or Early Retirement.

     (t) "Rules" means Section 16 of the Exchange Act.

     (u) "Securities Broker" means the registered securities broker acceptable to the Corporation who agrees to effect the cashless exercise of an Option pursuant to Section 5(l) hereof.

     (v) "Stock" means the Common Stock $1.00 par value per share, of the Corporation.

     (w) "Stock Appreciation Right" means the right, pursuant to an award granted under Section 6 below, to surrender to the Corporation all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

     (x) "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock, if the Committee so determines) granted pursuant to
Section 5 below.

     (y) "Subsidiary" means any corporation that would constitute a subsidiary corporation of the Corporation, as that term is defined in Section 424(f) of the Code.

SECTION 2.  ADMINISTRATION

     The Plan shall be administered by a Committee which shall be appointed by the Board and which shall serve at the pleasure of the Board.

     The Committee shall have the authority to grant to eligible employees, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Long-Term Performance Awards.

     In particular, the Committee shall have the authority:

     (a) to select the officers and other employees of the Corporation to whom Stock Options, Stock Appreciation Rights, Restricted Stock and Long-Term Performance Awards may from time to time be granted hereunder;

     (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and Long-Term Performance Awards, or any combination thereof, are to be granted hereunder;

     (c) to determine the number of shares to be covered by each such award granted hereunder;

     (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder: including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or forfeiture waiver regarding any Stock Option or other award and/or the shares of Stock relating thereto, based on such factors as the Committee shall determine, in its sole discretion;

     (e) to determine whether and under what circumstances a Stock Option may be settled in cash or stock, including Restricted Stock under Section 5(k);

     (f) to determine whether and under what circumstances a Stock Option may be exercised without a payment of cash under Section 5(l); and

     (g) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Plan Participants.

SECTION 3.  STOCK SUBJECT TO THE PLAN

     (a) STOCK SUBJECT TO PLAN. The stock to be subject or related to awards under the Plan shall be shares of the Corporation's Stock and may be either authorized and unissued or held in the treasury of the Corporation. The maximum number of shares of Stock authorized with respect to the grant of awards under the Plan, subject to adjustment in accordance with paragraph 3(d) below, shall be 800,000 shares of Stock, any or all of such 800,000 shares of Stock may be granted for awards of Incentive Stock Options.

     Notwithstanding the foregoing, no individual shall receive, over the term of the Plan, more than an aggregate of 30% of the shares authorized for grant under the Plan.

     (b) COMPUTATION OF STOCK AVAILABLE FOR THE PLAN. For the purpose of computing the total number of shares of Stock available for distribution at any time during which the Plan is in effect in connection with the exercise of options awarded under the Plan, there shall be debited against the total number of shares of Stock determined to be available pursuant to paragraphs (a), and
(c) of this Section 3, the maximum number of shares of Stock subject to issuance upon exercise of options or other stock based awards made under the Plan.

     (c) UNUSED, FORFEITED AND REACQUIRED SHARES. Any unused portion of the shares available for award shall be carried forward and shall be made available for Plan awards in succeeding calendar years. The shares related to the unexercised or undistributed portion of any terminated, expired or forfeited award for which no material benefit was received by a participant (i.e. dividends) also shall be made available for distribution in connection with future awards under the Plan to the extent permitted to receive exemptive relief pursuant to the Rules. Any shares made available for distribution in connection with future awards under this

Plan pursuant to this paragraph (c) shall be in addition to the shares available pursuant to paragraph (a) of this Section 3.

     (d) OTHER ADJUSTMENT. In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan and in the number and price of shares subject to other Awards made under the Plan, as may be determined to be appropriate by the Committee in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.  ELIGIBILITY

     Officers and other employees of the Corporation (but excluding members of the Committee and any person who serves only as a director) of the Corporation and/or its Subsidiaries are eligible to be granted awards under the Plan.

SECTION 5.  STOCK OPTIONS

     Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may, from time to time, approve.

     Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

     The Committee shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
Section 422 of the Code, or, without the consent of the Participant(s) affected, to disqualify any Incentive Stock Option under such Section 422.

     Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

     (a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock at the time of grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted owns, in accordance with 424(d) of the Code, more than 10% of the voting power of all classes of Stock of the Corporation or of a Parent or Subsidiary corporation must have an option price of not less than 110% of Fair Market Value of the stock at the time of grant.

     (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted owns, in accordance with 424(d) of the Code, more than 10% of the voting power of all classes of Stock of the Corporation or of a Parent or Subsidiary corporation may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

     (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant, provided, however, that, except as provided in
Section 5(f), unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable during the six months following the date of the granting of the Stock Option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

     (d) METHOD OF EXERCISE. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time and from time to time during the option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased.

     Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of shares of unrestricted Stock owned by the Participant, in which case, satisfaction of the Option price shall be based on the Fair Market Value of the Stock, as determined by the Committee, on the date the Option is exercised. In the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of Option grant.

     The Committee, in its sole discretion, may at the time of grant or such later time as it determines, permit payment of the option exercise price of a Non-Qualified Stock Option to be made in whole or in part in the form of Restricted Stock. If such payment is permitted, then such Restricted Stock shall remain (or be) restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Stock received upon the exercise, shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

     If payment of the Option exercise price of a Non-Qualified Option is made in whole or in part in the form of unrestricted Stock already owned by the Participant, the Corporation may require that the Stock be owned by the Participant for a period of six months or longer so that such payment would not result in a pyramid exercise.

     No shares of Stock shall be issued until full payment therefore has been made. A Participant shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the Participant has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 11(a).

     (e) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant.

     (f) TERMINATION BY REASON OF DEATH. Subject to Section 5(j), if a Participant's employment by the Corporation and any Subsidiary terminates by reason of death, any Stock Option held by such Participant may thereafter by exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (g) TERMINATION BY REASON OF DISABILITY. Subject to Section 5(j), if a Participant's employment by the Corporation and any Subsidiary terminates by reason of Disability, any

Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (h) TERMINATION BY REASON OF RETIREMENT. Subject to Section 5(j), if a Participant's employment by the Corporation terminates by reason of Normal or Early Retirement, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant, for a period of one year (or such shorter period as Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter. Notwithstanding the foregoing, Incentive Stock Options may be exercised for the lesser of three months from the date of such termination of employment or the balance of such Stock Option's term.

     (i) OTHER TERMINATION. Unless otherwise determined by the Committee at or after grant, if an Participant's employment by the Corporation terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised to the extent that it was exercised at the time of such termination, for the lesser of three months or the balance of such Stock Option's term if the Participant is involuntarily terminated by the Corporation without Cause.

     (j) INCENTIVE STOCK OPTION LIMITATIONS. To the extent required for "Incentive Stock Option" status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Corporation and its Parent and Subsidiaries, if any, shall not exceed $100,000.

     (k) CASH-OUT OF OPTION: SETTLEMENT OF SPREAD VALUE. On receipt of written notice to exercise, the Committee may, in its sole discretion, elect to cash out all or part of the portion of the option(s) to be exercised by paying the Participant an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock over the option price (the "Spread Value") on the effective date of such cash-out. In addition, if the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the Participant's consent), the Committee may require that all or part of the shares to be issued with respect to the Spread Value of an exercised option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Restricted Stock determined without regard to the forfeiture restrictions involved.

     (l) CASHLESS EXERCISE. To the extent permitted under the applicable laws and regulations under Section 16 of the Securities Exchange Act of 1934, as amended, and the Rules promulgated thereunder, and with the consent of the Committee, the Corporation agrees to cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

SECTION 6. STOCK APPRECIATION RIGHTS

     (a) GRANT AND EXERCISE. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

     A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

     A Stock Appreciation Right may be exercised by a Participant, in accordance with Section 6(b), by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     (b) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

          (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate, if any, shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the Participant prior to the expiration of the six-month period.

          (ii) Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

          (iii) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

SECTION 7.  RESTRICTED STOCK

     (a) ADMINISTRATION. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Corporation and its Subsidiaries and Affiliates to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards.

     The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

     The provisions of Restricted Stock awards need not be the same with respect to each recipient.

     (b) AWARDS AND CERTIFICATES. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the applicable terms and conditions of such award.

          (i) The purchase price for shares of Restricted Stock shall be at least equal to their par value.

          (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 7(b)(i).

          (iii) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

        "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the LEARONAL 1996 Long-Term Incentive Plan and an Agreement entered into between the registered owner and LEARONAL, INC. Copies of such Plan and Agreement are on file in the offices of LEARONAL, INC."

          (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed.

     (c) RESTRICTIONS AND CONDITIONS. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

          (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

          (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Corporation, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3.

          (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment with the Corporation for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

          (iv) In the event of hardship or other special circumstances of a participant whose employment with the Corporation is involuntarily terminated (other than for Cause), the Committee may, in it sole discretion, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock, based on such factors as the Committee may deem appropriate.

          (v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the participant promptly, with the restrictive legends removed.

SECTION 8.  LONG TERM PERFORMANCE AWARDS

     (a) AWARDS AND ADMINISTRATION. Long Term Performance Awards may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the nature, length and starting date of the performance period (the "Performance Period") for each Long Term Performance Award, which shall be at least two years, and shall determine the performance objectives to be used in valuing Long Term Performance Awards and determining the extent to which such Long Term Performance Awards have been earned. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such Corporation, business unit and/or individual performance factors and criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. Performance Periods may overlap and participants may participate simultaneously with respect to Long Term Performance Awards that are subject to different Performance Periods and/or different performance factors and criteria.

     At the beginning of each Performance Period, the Committee shall determine for each Long Term Performance Award subject to such Performance period the range of dollar values or number of shares of Stock to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measure(s) of performance for such Long Term Performance Award is (are) met. Such dollar values or number of shares of Stock may be fixed or may vary in accordance with such performance and/or other criteria as may be specified by the Committee, in its sole discretion.

     (b) ADJUSTMENT OF AWARDS. In the event of special or unusual events or circumstances affecting the application of one or more performance objectives to a Long Term Performance Award, the Committee may revise the performance objectives and/or underlying factors and criteria applicable to the Long Term Performance Awards affected, to the extent deemed appropriate by the Committee, in its sole discretion, to avoid unintended windfalls or hardship.

     (c) TERMINATION OF EMPLOYMENT. If a Participant terminates employment with the Corporation during a Performance Period because of death, Disability or Retirement, such Participant shall be entitled to a payment with respect to each outstanding Long Term Performance Award at the end of the applicable Performance Period, but only to the extent provided in the relevant award agreement(s). All determinations hereunder shall be made by the Committee, in its sole discretion.

     However, the Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate.

     If a Participant terminates employment with the Corporation during a Performance Period for any other reason, then such participant shall not be entitled to any payment with respect to the Long Term Performance Awards subject to such Performance Period, unless the Committee shall otherwise determine, in its sole discretion.

     (d) FORM OF PAYMENT. The earned portion of a Long Term Performance Award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee, in its sole discretion. Payment shall be made in the form of cash or whole shares of Stock, including Restricted Stock, either in a lump sum payment or in annual installments commencing as soon as practicable after the end of the relevant Performance Period, all as the Committee shall determine at or after grant. If and to the extent a Long Term Performance Award is payable in Stock and the full amount of such value is not paid in Stock, then the shares of Stock representing the portion of the value of the Long Term Performance Award not paid in Stock shall again become available for award under the Plan.

SECTION 9.  AMENDMENTS AND TERMINATION

     The Board may amend, alter, or discontinue the Plan at any time and from time to time, but no amendment, alteration, or discontinuation shall be made which would impair the rights of a Participant or participants with respect to a Stock Option, Stock Appreciation Right, Restricted Stock or Long Term Performance Award which has been granted under the Plan, without the Participant's or participants' consent, or which, without the approval of the Corporation's stockholders, would:

     (a) except as expressly provided in this Plan, materially increase the total number of shares reserved for the purpose of the Plan;

     (b) decrease the option price of any Stock Option to less than 100% of the Fair Market Value on the date of grant;

     (c) change the employees or class of employees eligible to participate in the Plan; or

     (d) extend the maximum option period under Section 5(b) of the Plan.

     The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option prices.

     Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable tax laws and accounting rules, as well as other developments.

SECTION 10.  UNFUNDED STATUS OF PLAN

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Corporation, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 11.  GENERAL PROVISIONS

     (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Corporation in writing that the Participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Exchange Act, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) The adoption of the Plan shall not confer upon any employee of the Corporation any right to continued employment with the Corporation, as the case may be, nor shall it interfere in any way with the right of the Corporation to terminate the employment of any of its employees at any time.

     (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, the minimum required withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (e) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal, pursuant to which the participant shall be required to offer to the Corporation any shares that the participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee specify at the time of grant.

     (f) The reinvestment of dividends in additional Restricted Stock (or in other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

     (g) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

     (h) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 12.  EFFECTIVE DATE OF PLAN

     The Plan shall be effective on the date it is approved by a vote of the holders of a majority of the total outstanding Stock.

SECTION 13.  TERM OF PLAN

     No Stock Option, Stock Appreciation Right, Restricted Stock or Long Term Performance Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of stockholder approval, but awards granted prior to such tenth anniversary may extend beyond that date.

PROXY                                                                      PROXY


                                LEARONAL, INC.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned stockholder of LeaRonal, Inc., hereby appoints BARNET D. OSTROW and FRED I. NOBEL, and each of them, attorneys and proxies, with full power of substitution, to vote at the Annual Meeting of Stockholders to be held at the Garden City Hotel, 45 Seventh Street, Garden City, New York 11530, on Tuesday, July 16, 1996 at 10:00 A.M. (Eastern Daylight Savings Time), and at any adjournments thereof, in the name of the undersigned and with the same force and effect as the undersigned could do if personally present, upon the matters set forth below as indicated.

                          (CONTINUED ON OTHER SIDE)

                                LEARONAL, INC.
  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/




1. ELECTION OF DIRECTORS:                                                FOR ALL
   Barnet D. Ostrow, Fred I. Nobel, Ronald F. Ostrow,      FOR  WITHHELD  EXCEPT
   Richard Kessler, Sol Berg, Carl N. Gral, Irwin          / /    / /      / /
   Lieber, Arthur M. Winston and Kenneth L. Stein.

   INSTRUCTION: To withhold authority to vote for any Individual nominee, write that nominee's name in the space provided below:

   --------------------------------------------------

PLEASE DATE AND SIGN EXACTLY AS NAME APPEARS ABOVE.


2. RATIFICATION OF INCENTIVE PLAN: the                     FOR  AGAINST  ABSTAIN
   proposal to adopt the Corporation's 1996 Long-          / /    / /      / /
   Term Incentive Plan.

3. RATIFICATION OF SELECTION OF AUDITORS:                  FOR  AGAINST  ABSTAIN
   the proposal to ratify the appointment of Ernst &       / /    / /      / /
   Young as auditors of the Corporation for the current fiscal year.

4. In their discretion, to act on any other matters which may properly come before the meeting and any adjournments thereof.

                       The shares represented by this Proxy will be voted at the meeting. IF NO CONTRARY INSTRUCTIONS ARE INDICATED, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL NOMINEES AS DIRECTORS, "FOR" THE PROPOSAL TO ADOPT THE CORPORATION'S 1996 LONG-TERM INCENTIVE PLAN AND
                       "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG AS AUDITORS OF THE CORPORATION FOR THE CURRENT FISCAL YEAR. (Please sign here exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or in any other representative capacity, please give your full title.)


   Dated:                                                                 , 1996
         -----------------------------------------------------------------
                             (please date this Proxy)

   Signature of Stockholder:
                            ----------------------------------------------------


                                LEARONAL, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/